Exhibit 10.126

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made as of the 13th day of August, 2007, by and between KBS PLANO CORPORATE CENTER, LLC, a Delaware limited liability company (“Buyer”), and PCCP LINCOLN PLANO CORPORATE CENTER, L.P., a Delaware limited partnership (“Seller”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A. Seller and KBS Capital Advisors LLC, a Delaware limited liability company (“Original Buyer” ), have heretofore entered into that certain Purchase and Sale Agreement dated as of July 18, 2007 (the “Agreement”).

B. Buyer and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Original Buyer”), have heretofore entered into that certain Assignment and Assumption of Purchase Agreement dated as of August 10, 2007, whereby Original Buyer assigned all of its rights, benefits, liabilities and obligations arising under the Agreement (and related documents) to Buyer, and Buyer assumed all of said rights, benefits, liabilities and obligations.

C. Seller and Buyer have agreed to modify the terms of the Agreement as set forth in this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2. Purchase Price Reduction. Seller and Buyer hereby agree that the Purchase Price shall be, and hereby is, reduced from $46,250,000 down to $45,750,000.

3. Disapproved Contracts. In accordance with Section 3.3 of the Agreement, the Contracts that Buyer elects not to assume at Closing for both buildings are set forth on Exhibit A attached hereto.

4. Title Policy. In accordance with Section 3.6 of the Agreement, the Title Policy that Buyer shall be entitled to receive as a condition precedent to Buyer’s obligation to purchase the Property shall be a title policy in the form of the pro forma policy (the “Title Commitment”) attached hereto as Exhibit B.

5. Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect.

6. Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

7. Telecopied Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.

8. Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.

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KBS PLANO CORPORATE CENTER, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XXIV, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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PCCP LINCOLN PLANO CORPORATE CENTER, L.P.,
a Delaware limited partnership

By:	PCCP LINCOLN PLANO GP, LLC, a Delaware limited liability company, its General Partner

	By:	PCCP LINCOLN PLANO CORPORATE CENTER, LLC, a Delaware limited liability company, its Sole Member

		By:	/s/ Clay Duvall
Clay Duvall,
Vice President